COHEN & STEERS REAL ASSETS FUND, INC.

CLASS A (RAPAX), CLASS C (RAPCX), CLASS F (RAPFX), CLASS I (RAPIX),

CLASS R (RAPRX) AND CLASS Z (RAPZX) SHARES

Supplement dated March 24, 2022 to

Summary Prospectus and Prospectus dated May 1, 2021

Statement of Additional Information dated March 1, 2022

Effective April 29, 2022, Jeffrey Palma will be added as a portfolio manager of Cohen & Steers Real Assets Fund, Inc. (the “Fund”). Additionally, Christopher Rhine will no longer serve as a portfolio manager of the Fund, effective immediately. Jon Cheigh, Vince L. Childers, Benjamin Ross, Nicholas Koutsoftas, and Benjamin Morton will continue to serve as portfolio managers of the Fund. As of March 24, 2022, Jeffrey Palma did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh, global real estate asset class—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

Vince L. Childers, asset allocation—Senior Vice President of the Advisor. Mr. Childers has been a portfolio manager of the Fund since 2013.

Benjamin Ross, commodities asset class—Senior Vice President of the Advisor. Mr. Ross has been a portfolio manager of the Fund since 2013.

Nicholas Koutsoftas, commodities asset class—Senior Vice President of the Advisor. Mr. Koutsoftas has been a portfolio manager of the Fund since 2013.

Benjamin Morton, infrastructure and MLPs asset class—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since inception.

Jeffrey Palma, multi-asset solutions—Senior Vice President of the Advisor. Mr. Palma has been a portfolio manager of the Fund since 2022.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

Vince L. Childers leads a team of portfolio managers for each asset class and is responsible for the day-to-day management of the Fund. Mr. Childers determines the Fund’s asset allocation ranges by conducting quantitative and qualitative analysis and oversees the implementation of allocation decisions across the Fund. Each portfolio manager directs and supervises the execution of the allocation decision for his respective asset class, and leads and guides the other members of his investment team.

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

Vince L. Childers—Mr. Childers joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor and Head of the Real Assets Multi-Strategy investment team. Mr. Childers is a Chartered Financial Analyst charterholder. He is based in New York.

Benjamin Ross—Mr. Ross joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor, and Head of the Commodities investment team. He is based in New York.

Nicholas Koutsoftas—Mr. Koutsoftas joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor, and a member of the Commodities investment team. He is based in New York.

Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Global Infrastructure investment team. He is based in New York.

Jeffrey Palma—Mr. Palma joined the Advisor in 2022 and currently serves as Senior Vice President of the Advisor and Head of Multi-Asset Solutions investment team. He is based in New York.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Assets Fund*
Jon Cheigh	6	$17,964	33	$4,723	26	$8,569	(1)
Vince L. Childers	1	$77	1	$63	2	$421
Benjamin Ross	0	$0	1	$64	2	$421
Nicholas Koutsoftas	0	$0	1	$64	2	$421
Benjamin Morton	5	$5,304	13	$1,205	17	$3,257
Jeffrey Palma	0	$0	1	$64	2	$421

*	Other accounts managed data as of February 28, 2022.
(1)	One “Other Account”, with total assets of $1,703 million as of February 28, 2022, is subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAPSPRO – 3.24.2022